Comerica Incorporated
Sandler O’Neill
East Coast Financial
Services Conference
November 11-12, 2009
Ralph Babb
Chief Executive Officer
Beth Acton
Chief Financial Officer
John Killian
Executive Vice President,
Credit Policy
Exhibit 99.1

Safe Harbor Statement
Any statements in this presentation that are not historical facts are forward-looking statements as defined in the Private
Securities Litigation Reform Act of 1995. Words such as "anticipates," "believes," "feels," "expects," "estimates," "seeks,"
"strives," "plans," "intends," "outlook," "forecast," "position," "target," "mission," "assume," "achievable," "potential," "strategy,"
"goal," "aspiration," "outcome," "continue," "remain," "maintain," "trend," "objective" and variations of such words and similar expressions, or future or conditional verbs such as "will," "would," "should," "could," "might," "can," "may" or similar expressions, as they relate to Comerica or its management, are intended to identify forward-looking statements. Forward-
looking statements may include descriptions of plans and objectives of Comerica’s management for future or past operations, products or services, and forecasts of Comerica’s revenue, earnings or other measures of economic performance, including statements of profitability, business segments and subsidiaries, estimates of credit trends and global stability. Such statements reflect the view of Comerica’s management as of this date with respect to future events and are subject to risks and uncertainties. Should one or more of these risks materialize or should underlying beliefs or assumptions prove incorrect,
Comerica’s actual results could differ materially from those discussed.  Factors that could cause or contribute to such differences are further economic downturns, changes in the pace of an economic recovery and related changes in employment levels, changes in real estate values, fuel prices, energy costs or other events that could affect customer income levels or general economic conditions, changes related to the headquarters relocation or to its underlying assumptions, the effects of recently enacted legislation, such as the Emergency Economic Stabilization Act of 2008 and the American
Recovery and Reinvestment Act of 2009, and actions taken by the U.S. Department of Treasury, the Board of Governors of
the Federal Reserve System, the Texas Department of Banking  and the Federal Deposit Insurance Corporation, the effects of war and other armed conflicts or acts of terrorism, the effects of natural disasters including, but not limited to, hurricanes, tornadoes, earthquakes, fires, droughts  and floods, the disruption of private or public utilities, the implementation of
Comerica’s strategies and business models, management’s ability to maintain and expand customer relationships, changes in customer borrowing, repayment, investment and deposit practices, management’s ability to retain key officers and employees, changes in the accounting treatment of any particular item, the impact of regulatory examinations, declines or other changes in the businesses or industries in which Comerica has a concentration of loans, including, but not limited to, the automotive production industry and the real estate business lines, the anticipated performance of any new banking centers, the entry of new competitors in Comerica’s markets, changes in the level of fee income, changes in applicable laws and regulations, including those concerning taxes, banking, securities and insurance, changes in trade, monetary and fiscal policies, including the interest rate policies of the Board of Governors of the Federal Reserve System, fluctuations in inflation or interest rates, changes in general economic, political or industry conditions and related credit and market conditions, the interdependence of financial service companies and adverse conditions in the stock market. Comerica cautions that the foregoing list of factors is not exclusive. For discussion of factors that may cause actual results to differ from expectations, please refer to our filings with the Securities and Exchange Commission. Forward-looking statements speak only as of the date they are made. Comerica does not undertake to update forward-looking statements to reflect facts, circumstances, assumptions or events that occur after the date the forward-looking statements are made. For any forward-looking statements made in this presentation or in any documents, Comerica claims the protection of the safe harbor for forward-
looking statements contained in the Private Securities Litigation Reform Act of 1995.

Comerica: A Brief Overview
Among the top 25 U.S. bank holding companies
Largest bank with corporate headquarters in Texas
$60 billion in assets
Founded 160 years ago
Major markets include:
Continued investments in growth markets
Strong capital position
•
California
•
Arizona
•
Florida
•
Michigan
•
Texas
At September 30, 2009

Comerica Key Differentiators
Relationships are Priority One
• Focused on growing and maintaining
long-term relationships
• Relationship Managers known for
ingenuity, flexibility and
responsiveness
Business Bank Focus
• Emphasis on having a clear
understanding of our customers and
their banking needs
• Natural entry point to cross-sell other
services
Credit management
• Consistent credit standards
• Exposure limits
• Relationship banking strategy:
originate and hold
Size
• Wide array of products and
services
• Community bank feel
Conservative investment
strategy
• MBS investment portfolio (AAA-
rated and liquid)
• No off-balance sheet structures
Deposit focus
• Average noninterest-bearing
deposits grew $835 million in
3Q09
• New and enhanced products
Controlling expenses
and
workforce carefully
Quality of capital is solid
Main Street Bank
1
MBS: Mortgage-backed security
2
Excludes Financial Services Division balances
1
2

W&IM
$328MM 16%
Retail Bank
$522MM 25%
Business
Bank
$1,199MM
59%
Our Core Businesses
Business Bank
Wide spectrum of credit and
non-credit financial products,
cash management and
international trade services
Retail Bank
Personalized financial products
& services to consumers and
small businesses
Wealth & Institutional
Management
Serves the needs of affluent
clients, foundations,
organizations and corporations
2009 YTD Revenue
By Business Segment
1
As of September 30, 2009: YTD revenues of $2.049 billion from continuing operations (FTE) excluding Finance & Other Businesses
1

Florida
$42MM 2%
Int'l
$75MM 4%
Other Markets
$158MM 8%
Texas
$283MM 14%
Western
$561MM 27%
Midwest
$930MM 45%
Where We Operate
1
Source: The U.S. Census Bureau
2
As of September 30, 2009: YTD revenues of $2.049 billion from continuing operations (FTE) excluding Finance & Other Businesses; Geography based on office of origination; Midwest includes: MI, OH, IL;  Western includes: CA, AZ, NV, CO, WA; Other Markets include markets not separately identified above in addition to businesses with a national perspective
Exporting our 160 year
relationship banking expertise to
high growth markets
Operate in seven of the eleven
largest U.S. cities
California, Arizona, Texas and
Florida to account for over one-
half of U.S. population growth
between 2000 and 2030
Geographic footprint diversifies
earnings mix
2009 YTD Revenue
By Market Segment
2
1
1

Global Corp
Banking
$5.8B 13%
Commercial
Real Estate
$6.0B 13%
Middle
Market
$13.9B 31%
Nat'l Dealer
Services
$3.1B 7%
Specialty
Businesses
1,2
$5.1B 11%
Personal
Banking
$2.0B 5%
Small
Business
Banking
$3.9B 9%
Private
Banking
$4.8B 11%
Diverse Loan Portfolio
1
Excluding Financial Services Division ($209 million)
2
Specialty Businesses includes: Entertainment, Energy, Leasing, Technology and Life Sciences, and Mortgage Banker Finance
Geography based on office of origination; Midwest: MI, OH, IL;  Western: CA, AZ, NV, CO, WA;
Other Markets include markets not separately identified above in addition to businesses with a national perspective
Average 3Q09: $44.6 billion
1
Other
Markets
$3.7B 8%
Int'l
$1.9B 4%
Florida
$1.7B 4%
Midwest
$16.4B 37%
Western
$13.7B 31%
Texas
$7.2B 16%
1

Loan Growth Post-Recession
Comerica Commercial
and Consumer Lending
Activity
New commitments:
1Q09: $1.4 Billion
2Q09: $1.6 Billion
3Q09: $1.6 Billion
Renewed commitments:
1Q09: $4.2 Billion
2Q09: $8.6 Billion
3Q09: $10.2 Billion
Recessionary periods noted by gray shaded areas
C&I Loans, All U.S. Commercial Banks
Deflated by the CPI
-20%
-10%
0%
10%
20%
30%

2.53%
2.73%
2.68%
0.08%
0.08%
0.16%
2.61%
2.81%
2.84%
2.00%
2.25%
2.50%
2.75%
3.00%
1Q09 2Q09 3Q09
Reported Net Interest Margin Impact of Excess Liquidity
Net Interest Margin
Net interest margin of 2.68%
which reflected:
+ Loan spread improvement
+ Higher-cost time deposits matured
+ Noninterest-bearing deposit growth
- Higher excess liquidity
Excess liquidity position:
Average $3.5B 3Q09 ($1.8B 2Q09)
$2.2 billion at 9/30/09
Resulted from strong deposit
growth and the sale of investment
securities
Negative impact on 3Q09 margin
was approximately 16 basis points
Excess liquidity represented by deposits held at the Federal Reserve Bank.

A Leaner, More Efficient Company
6,000
8,000
10,000
12,000
2001 2002 2003 2004 2005 2006 2007 2008 3Q09
200
250
300
350
400
450
Full-time Equivalent Employees Banking Centers
Headcount Reduced by about 1,000 Positions or 9% of the Workforce
(9/30/09 vs. 9/30/08)
Period-end figures

Third Quarter 2009 Credit Quality
Credit quality stable, as was expected
• Net credit charge-offs decreased to $239 million ($248 million in
2Q09)
• Inflows greater than $2 million to nonaccrual loans slowed to $361 million, down $58 million from 2Q09
• Non-commercial real estate nonperforming assets declined $10 million from 2Q09
59% average carrying value to contractual value of nonaccrual loans
(41% write-down)
Continued to build reserves with provision for credit losses exceeding net charge-offs by $74 million
Allowance for credit losses to total loans increased to 2.19%
Net charge-off and nonperforming asset metrics continue to be better than peer averages
Expect net charge-offs to improve modestly in 4Q09
1
This outlook is provided as of the date of the filing of the 10-Q, October 30, 2009
1

Commercial
Real Estate
$694MM 58%
Middle Market
$235MM 20%
Small Business
Banking
$104MM 9%
Global Corp
Banking
$51MM 4%
Other Business
Lines
$110MM 9%
Nonaccrual Loans
September 30, 2009: $1,194 million
By Line of Business
Period-end balances in $ millions (MM)
1
Reflects office of origination
Nonaccrual loans :
• Western 42%
• Midwest 31%
• Florida 12%
• Texas 5%
• Other 10%
Granularity of commercial
nonaccrual loans:
4 143 Over $25MM
757 $1,194 Total
23 341 $10–$25MM
40 285 $5–$10MM
690 $425 Under $5MM
1
Outstanding # of Relationships

Average carrying value of 59%
(41% write-down) reflects current
appraisals
Reserves taken in excess of charge
offs to reflect weak environment
Included in nonperforming assets:
• Only $2MM in Reduced Rate loans
• $10MM in Troubled Debt
Restructurings (TDRs)
• Minimal Foreclosed Property of
$109MM
Accruing TDRs total $8MM
No Held-For-Sale loans
Sold $41MM in nonperforming loans
Nonaccrual Loans
Carrying Value of Nonaccrual Loans
as % of Contractual Value
Proactively review nonaccrual loans every quarter
Charge-offs and reserves taken to reflect current market conditions
72%
68%
66%
64%
61%
59%
25%
40%
55%
70%
2Q08 3Q08 4Q08 1Q09 2Q09 3Q09

-5%
0%
5%
10%
15%
20%
25%
MI STI CMA MTB USB KEY HBAN FITB ZION RF PNC BBT
0%
2%
4%
6%
8%
MTB CMA USB PNC BBT KEY ZION RF FITB STI HBAN MI
Nonperforming Asset Comparison
3Q09 NPAs as % of Total Loans and Foreclosed Property
Third Quarter 2009 vs Second Quarter 2009 Nonperforming Asset Growth
Total Comerica: 2.99%
Peer Group Average: 5.16%
At September 30, 2009
Peer Source: Company Reports
NPAs defined as nonperforming loans + foreclosed property + restructured loans
Comerica: 6.1%
Peer Group Average: 12.1%

Net Loan Charge-offs by
Market and Line of Business
3Q09: $239 million
$ in millions
1
Specialty Businesses includes: Entertainment, Energy, Leasing, Technology and Life Sciences, Mortgage Banker Finance and
Financial Services Division
Small Business
Banking $25MM
WIM $10MM
CRE Line of
Business
$91MM
Personal
Banking $8MM
Middle Market
$64MM
Global Corp
Banking $23MM
Specialty
Businesses
1
$18MM
Midwest
$102MM
Texas
$22MM
Florida
$9MM
Western
$95MM
Other/Int'l
$11MM

Net Charge-Offs to Average Total Loans
0.51%
0.73%
0.61%
0.52%
0.66%
0.76%
1.35%
1.53%
0.50%
0.38% 0.38%
0.35%
1.25%
1.18%
2.86%
1.88%
2.60%
2.93%
2.14%
0.85%
0.90%
2.08%
1.27%
1.04%
0.00%
0.50%
1.00%
1.50%
2.00%
2.50%
3.00%
2Q08 3Q08 4Q08 1Q09 2Q09 3Q09
CMA CRE* CMA Non-CRE* Peer Group Average
Net Charge-Off History
Represents annualized quarterly figures
Source: Company Reports
*CRE: Commercial Real Estate
Peer Group: BBT, FITB, HBAN, KEY, MI, MTB, PNC, RF, STI, USB, ZIONS

Commercial Real Estate Loan Portfolio
3Q09: $14.4 billion
3Q09 averages in $billions
1
Included in Commercial Real Estate line of business
Commercial Real Estate
line of business:
Nonaccrual loans of $694MM
Loans over $2mm transferred to
nonaccrual totaled $211MM
Net loan charge-offs of $91MM
Commercial
Mortgages
1
$1.7B 12%
Real Estate
Construction
1
$3.4B 24%
Primarily
Owner-
Occupied
Commercial
Mortgages
$9.3B 64%

Multi-use
$0.5B 9%
Office
$0.5B 10%
Comml/Other
$0.3B 6%
Multi-family
$1.2B 24%
Retail
$1.0B 21%
Single Family
$0.7B 13%
Land
Development
$0.3B 7%
Land Carry
$0.5B 10%
Other
Markets
$0.6B 13%
Florida
$0.6B 12%
Western
$1.9B 38%
Michigan
$0.7B 13%
Texas
$1.2B 24%
Commercial Real Estate
Line of Business
September 30, 2009 Loan Outstandings: $5.0 billion
By Project Type
By Location of
Property
Period-end balances in $billions; additional Commercial Real Estate information can be found in the appendix
1
Excludes $0.9B in Commercial Real Estate line of business loans not secured by real estate
1

Residential Real Estate Development
Period-end balances in $millions
Reduced Residential Real
Estate Development
exposure by $1.1B since
6/08
Geographic breakdown:
• Western 47%
• Florida 16%
• Texas 15%
• Michigan 13%
• Other 9%
Reduced Western Market
Local Residential Real
Estate Developer Portfolio
to $287MM at 9/30/09
from $932MM at 12/31/07
$0
$500
$1,000
$1,500
$2,000
$2,500
30-Jun-08 30-Sep-08 31-Dec-08 30-Mar-09 30-Jun-09 30-Sep-09
Residential
-
Land Carry/Development
Single Family

$57
$59
$74
$108
$91
$0
$20
$40
$60
$80
$100
$120
3Q08 4Q08 1Q09 2Q09 3Q09
Residential Other Commercial Not Secured by RE
$57
$59
$74
$108
$91
$0
$20
$40
$60
$80
$100
$120
3Q08 4Q08 1Q09 2Q09 3Q09
Western Midwest Florida
Texas Other Not Secured by RE
Commercial Real Estate Line of
Business Net Charge Offs
By Location of Property
By Project Type
$millions
RE: Real Estate
Residential: Single Family, Residential Land Carry and Land Development
Other Commercial: Multi-Family, Retail, Office, Warehouse, Multi-use and Commercial

$4
$6
$8
$10
$12
$14
Avg Noninterest-bearing FSD DDA
Growing Core Deposits
Total avg. core deposits  of  $34.2B,
a $1.1B or 3% increase
Avg. core noninterest-bearing
deposits  grew $835MM or 8%
Total avg. deposits increased in:
• All major geographic markets
• All commercial lines of business
Financial Services Division (FSD)
average noninterest-bearing deposits
declined $1.3B since 3Q07
Average Noninterest-Bearing Deposits
$ in billions; 3Q09 vs 2Q09
1
Core deposits exclude Institutional CDs, Retail Brokered CDs, foreign office time deposits and Financial Services Division balances
1
1

Quarterly Average Noninterest-Bearing Deposits
($millions)
$0
$100
$200
$300
$400
$500
$600
State Card Programs US Treasury Program
Government Card Programs
#2 prepaid card issuer in US
Currently service:
• 26 state government benefit
plus US Treasury Direct
Programs
• Over 3.7 million cards issued
under these programs
1
Source: 2008 Nilson Report, a leading payment systems publication
1

Strong Capital
Peer Source: Company Reports – 3Q Averages and results exclude PNC as this ratio was not published
*Non-GAAP Financial Measure: See Supplemental Financial Data for reconcilements of Comerica’s non-GAAP financial measures
**Peer group consists of the following: BBT, FITB, HBAN, KEY, MTB, MI, PNC, RF, STI, USB, and ZION
2009 Third Quarter Tangible Common Equity Ratio*
6.34%
7.47%
7.60%
7.21%
7.27%
7.55%
7.96%
5.38%
5.37%
4.74%
4.92%
5.85%
0%
2%
4%
6%
8%
2Q08 3Q08 4Q08 1Q09 2Q09 3Q09
Peer Group Average Comerica
0%
2%
4%
6%
8%
Peer Group Average: 6.34%

Comerica: Poised for the Future
Consistent strategy
• Based on relationship banking model
• Traditional Commercial Banking provides a natural entry point to cross-sell:
• Wealth Management services to business owners
• Retail products to their employees
Net interest margin expected to benefit from continued loan spread expansion and asset sensitive balance sheet
Controlled expenses should contribute to positive operating leverage
Focused on credit management
Solid capital position
Investing to accelerate growth and balance
• Banking center expansion in high growth markets
• New and enhanced products and services
Main Street Bank

25 Appendix

Deliver Long-Term Shareholder Value
Exporting our expertise to higher growth
markets
Continuing investments to achieve balance
amongst
our businesses
Building and enhancing customer relationships
Systematically managing risk
Holding ourselves accountable

Financial Results
$ in millions, except per share data
1
Excluding the impact of excess liquidity, net interest margin would have been 2.84% and 2.81% in the 3Q09 and 2Q09, respectively.
Excess liquidity had no impact on the net interest margin in 3Q08.  Excess liquidity represented by Federal Reserve Bank deposits.
2
Estimated
3
See Supplemental Financial Data slide for reconciliation of non-GAAP financial measures
7.60%
7.32%
$514
$240
$165
3.11%
$466
$0.19
$28
$-
$28
3Q08
11.58% 12.18% Tier 1 capital ratio
($16) ($15) Net income (loss) applicable to common stock
$34 $34 Preferred stock dividends to U.S. Treasury
$429 $399 Noninterest expenses
7.55% 7.96% Tangible common equity ratio
$298 $315 Noninterest income
$312 $311 Provision for loan losses
2.73% 2.68% Net interest margin
$402 $385 Net interest income
($0.10) ($0.10) Diluted earnings (loss) per common share
$18 $19 Net income
2Q09 3Q09
1
3
2

Third Quarter 2009 Results
Analysis of 3Q09 compared to 2Q09
1
Core deposits exclude Institutional CDs, Retail Brokered CDs, foreign office time deposits and Financial Services Division balances
2
See Supplemental Financial Data slide for reconciliation of non-GAAP financial measures
Average earning assets decreased $2 billion
• Average loans declined $2.9 billion
• $857 million increase in average other earning assets, primarily short-term investments
Average core deposits increased $1.1 billion
• Average noninterest-bearing deposits grew $835 million
Net interest margin of 2.68%
• Excluding impact of excess liquidity, net interest margin would have been 2.84%
• Loan spreads increased and higher-cost time deposits matured
Credit quality stable, consistent with outlook
• Net credit-related charge-offs were $239 million, compared to $248 million in 2Q09
• Provision for loan losses was $311 million, compared to $312 million in 2Q09
• Allowance for loan losses to total loans increased to 2.19% from 1.89%
Noninterest income increased $17 million
• Several fee income categories increased
• Gains on sales of securities of $107 million ($113 million in 2Q09)
Expenses well controlled
•
Year-to-date noninterest expenses decreased 9% from the same period last year
• 9% reduction in workforce from a year ago
Strong capital ratios further enhanced
• Tangible common equity ratio of 7.96%
1
1
2

Expense Management
$514 $429 $399
Total Non-Interest Expenses
(6) 8 4
Deferred compensation plan costs
10 7 7
Share-based compensation
$5 $45 $15
FDIC Deposit Insurance
5 14 14
Pension Expense
$410
3
6
31
2
$155
3Q08
10 10
Other real estate
(1) -
Severance
$142 $143
Regular Salaries
Other Expenses
$374 $374
Total Non-Interest Expenses,
excluding FDIC and ORE
4 4
Travel & Entertainment
15 17
Incentives (including commissions)
2Q09 3Q09
Operations Related Expenses
$ in millions
1
Excludes $96 million charge related to an offer to repurchase auction-rate securities from customers.
1

Loans By Geographic Market
4.2 4.2 3.7 Other Markets
1.9 1.8 1.7 Florida
2.3 2.0 1.9 International
$51.5 $47.6 $44.8 TOTAL
7.7 7.5 7.2 Texas
16.4 14.7 13.9 Western
$19.0 $17.4 $16.4 Midwest
3Q08 2Q09 3Q09
Average loans in $billions; Geography based on office of origination; Midwest: MI, OH, IL;  Western: CA, AZ, NV, CO, WA; Other
Markets include markets not separately identified above in addition to businesses with a national perspective

Loans by Line of Business
$51.5 $47.6 $44.8 TOTAL
$4.6 $4.8 $4.8
SUBTOTAL – WEALTH &
INSTITUTIONAL MANAGEMENT
4.6 4.8 4.8 Private Banking
$6.4 $6.1 $5.9 SUBTOTAL – RETAIL BANK
2.1 2.1 2.0 Personal Banking
4.3 4.0 3.9 Small Business Banking
$40.5 $36.7 $34.1 SUBTOTAL – BUSINESS BANK
6.4 5.8 5.3 Specialty Businesses
4.6 3.6 3.1 National Dealer Services
6.4 6.4 5.8 Global Corporate Banking
6.6 6.3 6.0 Commercial Real Estate
$16.5 $14.6 $13.9 Middle Market
3Q08 2Q09 3Q09
Average loans in $billions;
1
Specialty Businesses includes: FSD, Entertainment, Energy, Leasing, Mortgage Banker Finance, and TLS
1

Third Quarter 2009 Average
Loans Detail
$3.7
$--
--
$0.1
0.1
--
$3.6
0.8
0.3
0.7
0.7
$1.1
Other
Markets
$1.7
$0.7
0.7
$--
--
--
$1.0
--
0.2
0.1
0.5
$0.2
Florida
$44.8 $1.9 $7.2 $13.9 $16.4 TOTAL
$4.8 $-- $0.5 $1.7 $1.9
SUBTOTAL – WEALTH &
INSTITUTIONAL MANAGEMENT
4.8 -- 0.5 1.7 1.9 Private Banking
$5.9 $-- $1.2 $1.0 $3.6 SUBTOTAL – RETAIL BANK
2.0 -- 0.2 0.1 1.6 Personal Banking
3.9 -- 1.0 0.9 2.0 Small Business Banking
$34.1 $1.9 $5.5 $11.2 $10.9 SUBTOTAL – BUSINESS BANK
5.3 -- 1.8 1.6 1.1 Specialty Businesses
3.1 -- 0.1 2.0 0.5 National Dealer Services
5.8 1.9 0.3 1.0 1.8 Global Corporate Banking
6.0 -- 1.5 2.2 1.1 Commercial Real Estate
$13.9 $-- $1.8 $4.4 $6.4 Middle Market
TOTAL International Texas Western Midwest
$ in billions; geography based on office of origination.
1
Specialty Businesses includes: FSD, Entertainment, Energy, Leasing and TLS
1

Credit Quality
$140MM
1.35%
$148MM
1.53%
Excluding CRE line of business
$313MM
$988MM
$239MM
2.14%
3Q09
$248MM
2.08%
Net credit-related charge-offs
to average total loans
$308MM
$913MM
Provision for Credit Losses
Allowance for Credit Losses
2Q09
1
Includes net loan charge-offs and net charge-offs on lending-related commitments
CRE: Commercial Real Estate
Net charge-offs were consistent with 2Q09, as expected
Residential real estate development continued to drive charge-offs
Continued to build reserves with provision for credit losses exceeding net credit-related charge-offs by $74MM
1

Credit Quality
78% 80%
Allowance for loan losses to
nonperforming loans
2.19%
$161MM
$1,305MM
2.99%
$531MM
1.40%
3Q09
$210MM Loans past due 90 days or more and
still accruing
$1,230MM
2.64%
$541MM
1.34%
Nonperforming assets
to total loans and foreclosed property
Excluding CRE Line of Business
1.89%
Allowance for loan losses to
total loans
2Q09
Non-CRE nonperforming assets declined by $10MM
Allowance for loan losses to nonperforming loans increased

Key Credit Differentiators
Did not loosen credit standards at
peak of cycle
Conservative exposure
thresholds
Long tenured relationships
86% of portfolio is secured
Personal guarantees are
customary for bulk of portfolio
Proactive problem resolution and
restructuring
Quarterly Credit Quality Reviews
Portfolio migration closely
monitored
Established Special Handling
Group as a precursor to Special
Asset Group
Tightened lending standards:
• Energy
• Technology and Life Sciences
• Home equity
Curtailed exposure to certain
industry segments:
• Automotive supplier
• Commercial and Residential
Construction
• SBA Franchise lending
Comerica followed its credit
policies…
…making enhancements to adapt
to the changing economy
1
At December 31, 2008
1

Smaller local developers
81 projects
Reduced to $287MM at 9/30/09
from $932MM at 12/31/07
93% watch list
Nonaccrual loans of $175MM
National RRE
Developers
$0.3B
Western Local
RRE $0.3B
Other CRE
Businesses
$1.3B
Western Market CRE
September 30, 2009: $1.9 billion
September 30, 2009 balances in $billions
RRE: Residential Real Estate; Based on location of booking office; includes CA, AZ and NV
1
Watch list: generally consistent with regulatory defined special mention, substandard and doubtful loans
Western Market Local
Residential Real Estate
Developer Portfolio:
Commercial Real Estate
Line of Business
1

Real Estate Construction Loans
Other CRE:
333 23 15 111 42 142 Land Development
966 85 144 149 89 499 Total Residential
92 26 5 35 25 1 Commercial
792 40 51 365 132 204 Retail
765 163 137 253 6 206 Multi-family
354 19 42 75 34 184 Multi-use
287 33 14 102 19 119 Office
46 26 - 7 - 13 Other
$3,328 $395 $393 $1,002 $311 $1,227 TOTAL
Residential:
3
$62
Other
Markets
26 - 16 6 1 Land Development
$633 $129 $38 $47 $357 Single Family
TOTAL Florida Texas Michigan Western
September 30, 2009 period-end $ in millions
Commercial Real Estate Line of Business by Location of Property

Commercial Mortgage Loans
275 12 13 6 69 175 Land Carry
Other CRE:
273 30 52 41 67 83 Total Residential
$36 $3 $8 $8 $3 $14 Single Family
Residential:
106 88 - 12 5 1 Multi-use
107 14 - 6 28 59 Commercial
272 62 11 2 57 140 Retail
198 5 18 24 43 108 Office
409 25 102 94 65 123 Multi-family
38 21 - - 11 6 Other
$257
27
Other
Markets
$1,678 $196 $185 $345 $695 TOTAL
237 44 33 64 69 Land Carry
TOTAL Florida Texas Michigan Western
September 30, 2009 period-end $ in millions
Commercial Real Estate Line of Business by Location of Property

Automotive Manufacturer Portfolio
3Q09 2Q09 1Q09 4Q08 3Q08
$22.0 $26.7 $4.4 $5.4 ($0.1)
Net Charge-
offs/(Recoveries)
$1.2 $1.5 $1.8 $2.2 $2.7 Total Other
Automotive
$1.0 $1.2 $1.4 $1.7 $2.0 Domestic
Ownership
0.2 0.3 0.4 0.5 0.7 Foreign
Ownership
8.5
12/05
16.5
12/06
12.0
12/07
32.6
12/08
32.8
Nonaccrual
Loans
08/09 Outstandings
1
Period-end in $billions
2
$millions
3
Period-end in $millions
Portfolio includes OEM (Original Equipment Manufacturer), Tier One and Tier Two suppliers with greater than 50% revenue associated with auto manufacturing
Third Quarter Commentary:
Auto exposure continues to decline
No direct exposure to GM or Chrysler
Primary suppliers = Revenues 50%
derived from:
• GM: $199MM outstanding as of
8/31/09, down from $228MM at
2/28/09
• Chrysler: $36MM outstanding as of
8/31/09, down from $82MM at
2/28/09
down 57%
1
2
3

Diversified National Dealer Services
Geographic Dispersion
Western 65%
Midwest 15%
Florida 8%
Texas 4%
Other 8%
3Q09 Average Loans Outstanding: $3.1 billion
Franchise Distribution
1
Franchise distribution based on September 30, 2009 period-end outstandings
2
“Other” includes obligations where a primary franchise is indeterminable (rental car and leasing companies, heavy truck, recreational vehicles, and non-floor plan loans)
Facts
Top tier strategy
Majority are Mega franchises
(five or more dealers in group)
Exposure to dealers that are
being closed is relatively small
Virtually -0- losses or
nonaccruals for many years
Average loan outstandings down
$1.5 billion or 33% from 3Q08
Detroit 3
nameplates
down from
41% at 12/05 to
23% at 09/09
1
Toyota/
Lexus
20%
Ford
11%
GM
8%
Chrysler
4%
Mercedes
6%
Nissan/
Infinity
4%
Other
2
16%
Other
European
8%
Other Asian
6%
Honda/ Acura
17%

Consumer Loan Portfolio
9.5% of total outstandings
No sub-prime mortgage
programs
Self-originated &
relationship oriented
Net loan charge-offs of
$17MM
3Q09: $4.3 billion
3Q09 averages in $billions
1
Residential mortgages we hold on our balance sheet are primarily associated with our Private Banking customers.  The residential mortgages we originate through our banking centers are typically sold to a third party.
2
The “other” category includes automobile, personal watercraft, student and recreational vehicle loans.
Residential
Mortgages
1
$1.7B
40%
Consumer
Loans-Home
Equity $1.8B
42%
Consumer loans-
Other
2
$0.8B
18%

Other Markets
1%
Florida
2%
Western
24%
Texas
9%
Midwest
64%
Home Equity Portfolio
83% home equity lines
and 17% home equity
loans
Avg. FICO score of 752
at origination
86% have CLTV 80%
Average loan vintage
is 4.3 years
Geographic Breakdown
3Q09 averages in $billions
Geography based on office of origination
1
Data on loans booked through our Consumer Loan Center which encompasses about 87% of our Home Equity Lines and Loans
3Q09: $1.8 billion
1
1
1
1

Shared National Credit
Relationships
Outstandings declined $2B
from 12/31/08
Approx. 1,000 borrowers
Industry diversification
mirrors total loan book
Majority of relationships
include ancillary business
Comerica is agent for
approximately 15%
Adhere to same credit
underwriting standards as
rest of loan book
Credit challenges focused
primarily on residential real
estate development
Global Corp
Banking
$3.6B 36%
Nat'l Dealer
Services
$0.3B 3%
Energy $1.2B
12%
Other $0.6B
7%
Middle Market
$2.3B 23%
Commercial
Real Estate
$1.9B 19%
September 30, 2009: $9.9 billion
Shared National Credit (SNC): Facilities greater than $20 million shared by three or more federally supervised financial institutions which are reviewed by regulatory authorities at the agent bank level.
Period-end outstandings as of September 30, 2009

Core Deposits By Geographic Market
1.3 1.6 1.7 Other Markets
0.3 0.3 0.3 Florida
0.5 0.7 0.8 International
$31.4 $33.0 $34.2 TOTAL
3.8 4.4 4.5 Texas
9.4 9.0 9.7 Western
$16.1 $17.0 $17.2 Midwest
3Q08 2Q09 3Q09
Average deposits in $billions; Geography based on office of origination
Western includes: CA, AZ, NV, CO, WA
Excludes FSD, Foreign Office Time Deposits and Finance/Other with Inst. & Retail Brokered CDs: 3Q09-$5.8B; 2Q09-$7.8B;
3Q08-$8.5B

Line of Business Deposits
$39.9
$37.5
6.0
$2.4
2.4
$16.6
12.7
3.9
$14.9
$12.5
5.9
3.5
0.1
3.9
0.7
$4.3
3Q08
5.7 4.0 Finance/Other
$40.8
$38.9
$40.0
$38.4
TOTAL
> EXCLUDING FSD
$2.6 $2.7 SUBTOTAL – WEALTH & INSTITUTIONAL
MANAGEMENT
2.6 2.7 Private Banking
$17.7 $17.6 SUBTOTAL – RETAIL BANK
13.9 13.7 Personal Banking
3.8 3.9 Small Business Banking
$14.8
$12.9
$15.7
$14.1
SUBTOTAL – BUSINESS BANK
>Excluding FSD
5.1
3.2
5.0
3.4
Specialty Businesses
> Excluding FSD
0.1 0.2 National Dealer Services
4.9 5.4 Global Corporate Banking
0.6 0.6 Commercial Real Estate
$4.1 $4.5 Middle Market
2Q09 3Q09
Average deposits in $billions
1
Specialty Businesses includes: Entertainment, Energy, FSD, Leasing and TLS
2
Finance/Other includes Inst. and Retail Brokered CD’s: 3Q09 - $3.6B; 2Q09 - $5.1B; 3Q08 - $5.2B
1
2

Third Quarter 2009 Average
Deposits Detail
$1.7
--
$0.1
0.1
$--
--
--
$1.6
0.8
--
0.6
0.1
$0.1
Other
Markets
$0.9
--
$--
--
$--
--
--
$0.9
--
--
0.9
--
$--
International
4.0 -- -- -- 4.0 Finance/Other
$40.0 $0.3 $4.6 $11.1 $21.4 TOTAL
$2.7 $0.2 $0.2 $1.6 $0.6
SUBTOTAL – WEALTH &
INSTITUTIONAL
MANAGEMENT
2.7 0.2 0.2 1.6 0.6 Private Banking
$17.6 $-- $2.8 $2.1 $12.7 SUBTOTAL – RETAIL BANK
13.7 -- 1.8 1.1 10.8 Personal Banking
3.9 -- 1.0 1.0 1.9 Small Business Banking
$15.7 $0.1 $1.6 $7.4 $4.1 SUBTOTAL – BUSINESS BANK
5.0 0.1 0.4 3.7 0.0 Specialty Businesses
0.2 0.0 0.0 0.1 0.1 National Dealer Services
5.4 0.0 0.7 0.4 2.8 Global Corporate Banking
0.6 0.0 0.1 0.2 0.2 Commercial Real Estate
$4.5 $0.0 $0.4 $3.0 $1.0 Middle Market
TOTAL Florida Texas Western Midwest
$ in billions
1
Specialty Businesses includes: Entertainment, Energy, FSD, Leasing and TLS
2
Finance/Other includes $3.6B in Inst. and Retail Brokered CD’s; included in Finance Division segment
1
2

Financial Services Division Data
1.65% 0.70% 0.47% FSD Interest-bearing Deposits
1.74% 1.71% 1.94% FSD Loans (Primarily Low-rate)
Average Rates
$2 $1 $1 Customer Services
Noninterest Expenses
$0.4 $0.2 $0.2 Total Loans
$2.4 $1.9 $1.6 Total Deposits
0.9 0.5 0.4 Interest-bearing
$1.5 $1.4 $1.2 Noninterest-bearing
Average Balance Sheet
3Q08 2Q09 3Q09
Balance Sheet data in $billions; Noninterest Expense data in $millions

Investment Securities Portfolio
Guideline:
portfolio size (excluding Auction
Rate Securities) of approx. 10% of average
assets
Consists primarily of AAA mortgage-
backed Freddie Mac and Fannie Mae
government agency securities
• Realized gains of
• $102MM on sale of $2.8 billion in 3Q09
• $109MM on sale of $2.3 billion in 2Q09
• Net unrealized pre-tax gain $96MM as of
9/30/09
• Average life of 3.6 years
• As repositioned portfolio, temporarily
increased holdings of Treasury securities
Repurchased customers’ Auction
Rate Securities in 4Q08
• Cumulative redemptions of $334MM (3Q09
$90MM)
• Cumulative gains on redemptions of $17MM
(3Q09 $5MM)
$ in millions
$3,500
$4,500
$5,500
$6,500
$7,500
$8,500
$9,500
$10,500
Average Auction Rate Securities
Average Investment Securities Available-for-Sale

49 MI 233 TX 88 CA 98 FL 10 AZ 15 MI 261 TX 50 CA 42 FL 6 AZ 1 December 2003 360 Banking Centers September 2009 444 Banking Centers Banking Center Network

10
0
0
4
4
2
Planned
2009
30
2
0
12
3
13
2007
28
0
1
9
4
14
2008
12/31/09
Planned
Network
2006 2005
Location of New
Banking Centers
446
232
10
90
16
98
18
1
0
7
2
8
2 Arizona
25 Total
1 Michigan
3 Florida
7 Texas
12 California
Banking Center Network
Slowed banking center expansion in light of current environment
New Banking Centers contributed $2.5 billion in new deposits as of
September 2009

2009 Outlook
Loans:
Focus on developing new and expanding existing relationships
• Loan demand expected to lag economic recovery
Net interest margin:
• Expect 4Q09 to increase
• Continued improvement in loan spreads
• Higher-cost certificates of deposit and wholesale funding maturing
• Excess liquidity expected to diminish in 4Q09
Net credit-related charge-offs:
• Modest improvement expected in 4Q09
• Provision expected to continue to exceed net charge-offs
Noninterest income:
• No significant gains on sales of mortgage-backed government agency securities expected in 4Q09
• Investment securities portfolio expected to average about 10% of average assets
Noninterest expenses:
Mid to high-single digit decrease (FY09 vs. FY08)
This outlook is provided as of the date of the filing of the 10-Q, October 30, 2009

Supplemental Financial Data
The Corporation believes these measurements are meaningful measures of capital adequacy and used by investors, regulators, and others to evaluate the adequacy of common equity and to compare against other companies in the industry.
1
Tier 1 capital and risk-weighted assets as defined by regulation
2
September 30, 2009 Regulatory Capital, Tier 1 Capital, and Risk-Weighted assets are estimated
$8,520 $10,774 $10,773 $10,724 $10,640 Total Regulatory Capital
7.21%
$67,386
$67,548
150
12
$4,861
$7,152
2,129
150
12
5,181
73,207
7.08%
$7,805
2,129
495
12/31/08
7.96%
$59,431
$59,590
150
9
$4,732
$7,035
2,145
150
9
5,095
63,518
8.02%
$7,735
2,145
495
9/30/09
7.55%
$63,470
$63,630
150
10
$4,793
$7,093
2,140
150
10
5,139
67,124
7.66%
$7,774
2,140
495
6/30/09
7.27%
$67,209
$67,370
150
11
$4,888
$7,183
2,134
150
11
5,131
70,135
7.32%
$7,760
2,134
495
3/31/09
$5,100
-
150
12
Total shareholders’ equity
Less: Fixed rate cumulative perpetual preferred stock
Less: Goodwill
Less: Other intangible assets
9/30/08
Reconciliation of non-GAAP financial measures with
financial measures defined by GAAP ($ in millions)
7.60% Tangible common equity ratio
$65,153
150
12
Total assets
Less: Goodwill
Less: Other intangible assets
$4,938
Tangible common equity
$5,576
-
495
Tier 1 capital
Less: Fixed rate cumulative perpetual preferred stock
Less: Trust preferred securities
$64,991 Tangible assets
5,081
76,156
6.67%
Tier 1 common capital
Risk-weighted assets
Tier 1 common capital ratio
2
1,2
2
2
1,2

BBB
A-
BBB
A-
A-
A-
BBB+
A-
A+
A
A+
AA-
Fitch
A (low) BBB Baa3 Regions Financial
BBB BB+ Baa2
Huntington
BBB (low) BBB- B2
Zions Bancorporation
BBB (high) BBB- A3 Marshall & Ilsley
Baa1
Baa1
Baa1
A3
A3
A2
A1
Aa3
Moody’s
A (high) A
PNC
A (low) A-
M&T Bank
A A- Comerica
AA (low) A
BB&T
A BBB Fifth Third
A BBB+
SunTrust
A (low) BBB+
KeyCorp
AA
DBRS S&P
Senior Unsecured/Long-Term Issuer Rating
A+
US Bancorp
Holding Company Debt Ratings
As of 11/4/09
Source: SNL Financial

54 Contact Us Darlene Persons Director of Investor Relations dppersons@comerica.com 214-462-6831 Walter Galloway Assistant Vice President wtgalloway@comerica.com 214-462-6834